Exhibit 23
                                                                   ----------



                         Independent Auditor's Consent










          The Board of Directors
          Meredith Corporation


          We consent to the use of our reports incorporated herein by reference.





                               /s/ KPMG Peat Marwick LLP
                               -------------------------
                                 KPMG Peat Marwick LLP








          Des Moines, Iowa
          February 17, 1997